SCHEDULE OF ACCRUED EXPENSES (Details) - USD ($)		Jun. 30, 2022	Dec. 31, 2021
Payables and Accruals [Abstract]
Accrued interest		$ 157,258	$ 143,798
Accrued operating expenses	[1]	48,403
Total		$ 205,661	$ 143,798

[1]	Accrued operating expenses are mainly due to material inventory for the Company’s Joint Operating Partnership (known as a “KSO”) with the Indonesian government for Kruh Block as well as local audit fee for the Company’s Indonesian operating subsidiaries.